UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 8, 2007

Date of Report (Date of earliest event reported)
Syntax-Brillian Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50289	05-0567906

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 N. Desert Drive
Tempe, Arizona
85281

(Address of Principal Executive Offices) (Zip Code)
(602) 389-8888

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 2.02 Results of Operations and Financial Condition.
     On November 8, 2007, we announced earnings for the first quarter ended September 30, 2007 in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.
     On November 8, 2007, we held a teleconference call, broadcast live by web-cast, to discuss our earnings for the first quarter ended September 30, 2007. A transcript of the teleconference call is attached hereto as Exhibit 99.2 and incorporated herein by reference.
     The information in this Current Report on Form 8-K, including the information set forth in Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number

99.1	Press release from Syntax-Brillian Corporation, dated November 8, 2007, entitled “Syntax-Brillian Corporation Reports First-Quarter Fiscal 2008 Financial Results”

99.2	Transcript of November 8, 2007 Teleconference Call

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTAX-BRILLIAN CORPORATION
Date: November 13, 2007	By:	/s/ John S. Hodgson
John S. Hodgson
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

99.1	Press release from Syntax-Brillian Corporation, dated November 8, 2007, entitled “Syntax-Brillian Corporation Reports First-Quarter Fiscal 2008 Financial Results”

99.2	Transcript of November 8, 2007 Teleconference Call